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                                                                    EXHIBIT 23.2

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated January 21, 2002 included (or incorporated by reference) in AGCO Corporation's Form 10-K for the year ended December 31, 2001 and to all references to our Firm included in this registration statement.


                                             Arthur Andersen LLP


                                             /s/ Arthur Andersen LLP

Philadelphia, PA
March 29, 2002